SUPPLEMENT DATED NOVEMBER 5, 2003 TO

PROSPECTUS DATED MAY 1, 2003 FOR

FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY CONTRACTS

ISSUED BY

GE LIFE AND ANNUITY ASSURANCE COMPANY

THROUGH ITS

GE LIFE & ANNUITY SEPARATE ACCOUNT 4

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

The following is added as the second paragraph to page 3 of your prospectus:

This product has optional benefits, for an additional charge, available to contract owners. Not all benefits may be available in all states or in all markets. Should you not be able to obtain a certain feature explained in this prospectus through your current representative, please contact our Home Office at the telephone number or address listed below to inquire as to whether a particular optional benefit is available in your state and if so, for a list of firms that will permit such an optional benefit for sale. Please note that some optional benefits may have requirements that differ from or are in addition to the base contract.

The second paragraph of the “How to Claim Proceeds and/or Death Benefit Payments” provision located in “The Death Benefit” section is replaced with the following:

The designated beneficiary will be treated thereafter as the sole owner of the contract. The designated beneficiary may choose one of the Payment Choices described below, or a default Payment Choice will apply if no such election is made. For purposes of this provision, if there is more than one primary beneficiary named, each one will be treated separately with respect to their portion of the contract. Thus, in cases where there are multiple designated beneficiaries, once all required information is received, each designated beneficiary will be allocated their share of the proceeds in accordance with the terms of the contract and as specified by the owner. Then, each designated beneficiary may elect one of the Payment Choices below or have the default Payment Choice apply. If there is no primary beneficiary(ies) alive or in existence at the time of the death, all proceeds will be then payable to any named contingent beneficiary(ies).

The fourth paragraph of the “How to Claim Proceeds and/or Death Benefit Payments” provision located in “The Death Benefit” section is replaced with the following:

Payment Choices: The designated beneficiary may elect the form in which the proceeds will be paid from the following Payment Choices (and if no election is made, the default Payment Choice described below will apply):

(1)	receive the proceeds in a lump sum; or

(2)	receive the proceeds over a period of five years following the date of death. At the end of the five year period, any remaining amounts will be distributed in a lump sum (if the designated beneficiary dies before all payments have been distributed, the remaining proceeds will be paid to the person or entity named or by the designated beneficiary or his or her estate if no person or entity is named); or

(3)	elect Optional Payment Plan (1) or (2) as described in the Optional Payment Plans section. If elected, payments must commence no later than one year after the date of death and the income payment period must be either (i) over the life of the designated beneficiary or (ii) over a period not extending beyond the life expectancy of the designated beneficiary; or

(4)	if the designated beneficiary is the spouse of a deceased owner, he or she may continue the contract as stated in the “Distribution Rules” provision.

If a designated beneficiary makes no election within 60 days following receipt of due proof of death and all required forms at our Home Office, payments will default to payment choice (2).

The second paragraph of the “Distribution Rules When Death Occurs Before Income Payments Begin” provision located in “The Death Benefit” section is replaced with the following:

If the designated beneficiary(ies) is not the surviving spouse of the deceased, the designated beneficiary(ies) may not continue the contract indefinitely. Instead, the proceeds from the contract must be distributed within five years of the date of death in accordance with Payment Choice (1) or (2), unless Payment Choice (3) is timely elected, in which case, payments will begin within one year of the date of the deceased owner’s death and extend over the designated beneficiary’s life or a period not longer than the designated beneficiary’s life expectancy.

The “Legal Matters” provision of your prospectus replaced with the following:

LEGAL MATTERS

We, like other insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Except for the McBride case described below, management believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on our Consolidated Financial Statements.

On October 8, 2003, we agreed in principle to settle the case entitled McBride v. Life Insurance Co. of Virginia dba GE Life and Annuity Assurance Co. The McBride case was filed on November 1, 2000 in Georgia state court. On December 1, 2000, we successfully removed the case to the United States District Court for the Middle District of Georgia. The complaint was brought as a class action on behalf of current and former owners of certain of our universal life insurance policies, and alleges improper practices in connection with the sale and administration of those universal life policies. We vigorously deny liability with respect to the plaintiff’s allegations. Nevertheless, to avoid the risks and costs associated with protracted litigation and to resolve our differences with contract holders, we agreed in principle on October 8, 2003 to settle the case on a nationwide class action basis. The settlement documents have not been finalized, nor has any proposed settlement been submitted to the proposed class and the United States District Court for approval, and a final settlement is not certain.

On a periodic basis, we evaluate and establish our best estimate of reserves for litigation and other contingencies. In connection with this litigation, we have accrued an additional reserve. While uncertainty exists, based on current information and circumstances, we believe that our reserve is within the range of reasonably foreseeable costs of bringing the matter to a conclusion.

Capital Brokerage Corporation, the principal underwriter, is not engaged in any litigation of any material nature.